UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

OPTION CARE HEALTH, INC .

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This Schedule 14A relates solely to preliminary communications made prior to furnishing stockholders of Option Care Health, Inc., a Delaware corporation (the “Company”), with a definitive proxy statement related to a proposed transaction with Onyx Bidco LLC, a Delaware limited liability company (“Parent”), and Onyx Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which the Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation of the Merger and as a wholly owned subsidiary of Parent (collectively, the “Transaction”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of October 5, 2026 (the “Merger Agreement”), by and among the Company, Parent and Merger Sub.

This Schedule 14A filing consists of the following documents relating to the Transaction:

1.	An email from the Company’s CEO with attached Frequently Asked Questions provided to employees on October 6, 2026.

2.	An email from the Company provided to investors and analysts on October 6, 2026.

3.	An email from the Company provided to certain business partners, healthcare partners and customers on October 6, 2026.

4.	Social media posts made available on the Company’s LinkedIn and Facebook pages, Company CEO’s LinkedIn page and Company CFO’s LinkedIn page on October 6, 2026.

*   *   *

CEO Email to Employees

Option Care Health Team Members,

At Option Care Health, our purpose is to provide extraordinary care that changes lives. That purpose has guided our progress for more than 45 years and will continue to guide us well into the future. It has also led us to an exciting next step in our journey, which we announced in a press release this morning.

Option Care Health has entered into a definitive agreement to be acquired by CD&R and McKesson in an all-cash transaction for approximately $5.8 billion. CD&R is a highly respected investment firm with a proven history in healthcare services. McKesson is a public company that brings deep expertise in specialty drug economics, manufacturer contracting and the complexities of high-cost drug distribution. Both firms understand our business and the healthcare industry and have great respect for what we have built and our team behind it.

While this transaction will mark a change from public to private ownership, it does not change our strategy. For nearly five decades, Option Care Health has helped transform the way infusion therapy is delivered to patients and this next step positions us well for a new chapter of growth, empowering us to continue to invest strategically and accelerate the pace of our advanced technology deployment to improve clinical outcomes and reduce the total cost of care. We look forward to working together to continue advancing home and alternate-site infusion therapy and shaping the future of healthcare for our patients.

Next Steps – Business as Usual and Continuing to Support Our Patients

The transaction is expected to close in the first half of calendar year 2027, subject to customary closing conditions, including approval by Option Care Health’s stockholders and the receipt of required regulatory approvals. Following transaction close, Option Care Health will remain a separate company led by our own management team. In the meantime, it is business as usual and there is no immediate impact on your day-to-day roles and responsibilities. As always, we will continue putting patients at the center of everything we do. We should all continue to strengthen connections with our customers, demonstrate extraordinary care and service excellence, support our fellow team members and bring hope and compassion to our patients and their families.

For more details about this next step, please join a
special Town Hall on Wednesday, October 7 at 11:30 am CST by clicking here.

Also click here for set of FAQs. We are committed to communicating with you as we move through the process and will provide additional information as it becomes available.

Additionally, since we are a public company, we are required to include the below legal disclaimers in communications related to the transaction in order to comply with applicable SEC rules.

Thank you for working as One Team with One Goal to deliver extraordinary care every day. Our senior leadership team and I are proud of all that you do for our patients, their families and one another, and I am confident in this partnership and our future.

Be well,

-jcr-

John C. Rademacher

President

Chief Executive Officer

Today’s news will likely generate increased interest in our company. As a reminder, if you are contacted by a member of the media, please do not respond. Forward all media inquiries to Amy Eiduke at amy.eiduke@optioncare.com, and inquiries from investors or analysts to Bob Okunski at robert.okunski@optioncare.com.

Additional Information and Where to Find It

In connection with the proposed acquisition and related transactions (collectively, the “proposed transaction”) involving Option Care Health, Inc. (“Option Care Health”) and affiliates of Clayton, Dubilier & Rice, LLC and McKesson Corporation (collectively, the “Investor Group”), Option Care Health will file a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). Option Care Health plans to mail a definitive proxy statement (the “Proxy Statement”) to Option Care Health’s stockholders.

OPTION CARE HEALTH’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders will be able to obtain a free copy of the Proxy Statement (when available) as well as other documents filed by Option Care Health with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Option Care Health will be available free of charge on Option Care Health’s internet website at investors.optioncarehealth.com or by contacting Option Care Health’s investor relations department at investor.relations@optioncare.com.

Certain Information Regarding Participants in the Solicitation

Option Care Health and its directors and executive officers may be considered participants in the solicitation of proxies from Option Care Health’s stockholders in connection with the proposed transaction.  Information about the directors and executive officers of Option Care Health is set forth in its proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 8, 2026 (the “Annual Meeting Proxy Statement”). To the extent the holdings of Option Care Health’s securities by its directors or executive officers have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Forms 3, 4 and 5 filed with the SEC.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, in the proposed transaction will be contained in the proxy statement that Option Care Health expects to file and in other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include statements regarding the proposed transaction, stockholder approval and the expected benefits of and timeline for completing the proposed transaction.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s beliefs, expectations and assumptions at the time that these statements were prepared. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Option Care Health’s control. Option Care Health’s actual results and financial condition may differ materially from those indicated in the forward-looking statements as a result of various factors. These factors include, but are not limited to: (1) the termination of or occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring Option Care Health to pay a termination fee pursuant to the merger agreement, or the inability to complete the proposed transaction on the anticipated terms and timetable, (2) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of Option Care Health or to satisfy any other condition to closing in a timely manner or at all, or the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated, (3) costs related to the proposed transaction, including from potential litigation relating to the proposed transaction, (4) the risk that restrictions on the operation of Option Care Health’s business during the pendency of the proposed transaction may impact Option Care Health’s ability to pursue certain business opportunities or strategic transactions or undertake certain actions Option Care Health might otherwise have taken, (5) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Option Care Health’s common stock, credit ratings or operating results, (6) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Option Care Health to retain and hire key personnel, retain customers and maintain relationships with business partners, suppliers and customers and (7) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. Additional information concerning risks, uncertainties and assumptions can be found in Option Care Health’s filings with the SEC, including the risk factors discussed in Option Care Health’s most recent Annual Report on Form 10-K, as updated by Option Care Health’s Quarterly Reports on Form 10-Q and future filings with the SEC.

Any forward-looking statement made in this communication is based only on information currently available to Option Care Health and speaks only as of the date on which it is made. Option Care Health undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. You are cautioned not to rely on Option Care Health’s forward-looking statements.

Option Care Health Team Member FAQ

1.	What was announced? Why now?

•	We announced that we have entered into an agreement to be acquired by CD&R and McKesson.
•	For more than 45 years, Option Care Health has helped transform the way infusion therapy is delivered, and this announcement allows us to take the next step in our journey.
•	This new structure will position us well for our next chapter of growth. We’ll continue to enhance our platform and deepen our partnerships with all of our stakeholders. We will continue to strategically invest in the business and quicken our pace of deploying advanced technology to improve clinical outcomes and reduce the total cost of care.

2.	What does this mean for Option Care Health team members?

•	While we are excited about Option Care Health’s future, it’s important to remember that this announcement is only the first step in the process.
•	The transaction is expected to close in the first half of calendar year 2027, subject to customary closing conditions, including approval by Option Care Health’s stockholders and the receipt of required regulatory approvals.
•	This means that it is business as usual until the transaction closes, and there is no immediate impact on your day-to-day roles and responsibilities, title, reporting relationship, pay, benefits, compensation programs, or goals/MBOs.
•	Heading into the fourth quarter, which is one of our busiest times of the year, we need everyone focused on supporting our patients, customers and other key stakeholders.

3.	Who is CD&R?

•	CD&R is a highly respected investment firm with a proven track record in healthcare services.
•	It brings significant operating experience and resources and has a track record of working with management teams to strengthen businesses and support long-term growth.
•	CD&R has invested approximately $8 billion of equity capital in the healthcare sector since 2010 and has developed a deep appreciation for the clinical expertise, operational reliability and trusted relationships required to serve patients with complex needs at scale.

4.	Who is McKesson? What is McKesson's role?

•	McKesson is a public company that brings deep expertise in specialty drug economics, manufacturer contracting and the complexities of high-cost drug distribution.
•	As a strategic investor, McKesson looks forward to bringing their experience and expertise in specialty pharmaceuticals to support Option Care Health’s strategy of broadening access to complex therapies and enabling care delivery in lower-cost settings, while creating long-term value for stakeholders.
•	At the close of the transaction, McKesson will hold a minority ownership interest in Option Care Health.

5.	When is the transaction expected to close?

•	The transaction, which was unanimously approved by the Option Care Health Board of Directors, is expected to close in the first half of calendar year 2027, subject to customary closing conditions, including approval by Option Care Health’s stockholders and the receipt of required regulatory approvals.

6.	What should I do if I am contacted by outside parties about this announcement?

•	If you are contacted by a member of the media, please do not respond. Forward all media inquiries to Amy Eiduke at amy.eiduke@optioncare.com, and inquiries from investors or analysts to Bob Okunski at robert.okunski@optioncare.com.

7.	Who should I contact if I have additional questions?

•	If you have additional questions, please reach out to your manager.

8.	Can I share my thoughts and excitement on social media following this announcement?

•	As a public company, there are strict SEC rules that govern what and how we are able to share information on social media about this transaction.
•	It is okay to repost or “like” information posted by Option Care Health.
•	However, team members should refrain from generating new content or commenting about the announcement so that we can all comply with SEC rules.

9.	Will there be any changes to team member compensation and benefits programs?

•	Between now and close, it is business as usual, and there are no changes to our existing compensation and benefit programs.

10.	Will there be any changes to our titles, roles, responsibilities or our reporting structure as a result of the acquisition?

•	While we are excited about Option Care Health’s future, it’s important to remember that this announcement is only the first step in the process.
•	The transaction is expected to close in the first half of calendar year 2027, subject to customary closing conditions, including approval by Option Care Health’s stockholders and the receipt of required regulatory approvals.
•	This means that it is business as usual, and there is no immediate impact on your day-to-day roles and responsibilities.

11.	What happens to Option Care Health’s headquarters in Bannockburn? Will there be any changes to Option Care Health offices?

•	Nothing is changing today. Any updates will be communicated as more information becomes available.

12.	Will Option Care Health keep its name and brand?

•	Following the transaction close, Option Care Health will remain a separate company led by an independent management team.
•	Additional details will be communicated as decisions are made.

Additional Information and Where to Find It

In connection with the proposed acquisition and related transactions (collectively, the “proposed transaction”) involving Option Care Health, Inc. (“Option Care Health”) and affiliates of Clayton, Dubilier & Rice, LLC and McKesson Corporation (collectively, the “Investor Group”), Option Care Health will file a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). Option Care Health plans to mail a definitive proxy statement (the “Proxy Statement”) to Option Care Health’s stockholders.

OPTION CARE HEALTH’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders will be able to obtain a free copy of the Proxy Statement (when available) as well as other documents filed by Option Care Health with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Option Care Health will be available free of charge on Option Care Health’s internet website at investors.optioncarehealth.com or by contacting Option Care Health’s investor relations department at investor.relations@optioncare.com.

Certain Information Regarding Participants in the Solicitation

Option Care Health and its directors and executive officers may be considered participants in the solicitation of proxies from Option Care Health’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of Option Care Health is set forth in its proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 8, 2026 (the “Annual Meeting Proxy Statement”). To the extent the holdings of Option Care Health’s securities by its directors or executive officers have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Forms 3, 4 and 5 filed with the SEC.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, in the proposed transaction will be contained in the proxy statement that Option Care Health expects to file and in other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include statements regarding the proposed transaction, stockholder approval and the expected benefits of and timeline for completing the proposed transaction.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s beliefs, expectations and assumptions at the time that these statements were prepared. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Option Care Health’s control. Option Care Health’s actual results and financial condition may differ materially from those indicated in the forward-looking statements as a result of various factors. These factors include, but are not limited to: (1) the termination of or occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring Option Care Health to pay a termination fee pursuant to the merger agreement, or the inability to complete the proposed transaction on the anticipated terms and timetable, (2) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of Option Care Health or to satisfy any other condition to closing in a timely manner or at all, or the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated, (3) costs related to the proposed transaction, including from potential litigation relating to the proposed transaction, (4) the risk that restrictions on the operation of Option Care Health’s business during the pendency of the proposed transaction may impact Option Care Health’s ability to pursue certain business opportunities or strategic transactions or undertake certain actions Option Care Health might otherwise have taken, (5) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Option Care Health’s common stock, credit ratings or operating results, (6) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Option Care Health to retain and hire key personnel, retain customers and maintain relationships with business partners, suppliers and customers and (7) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. Additional information concerning risks, uncertainties and assumptions can be found in Option Care Health’s filings with the SEC, including the risk factors discussed in Option Care Health’s most recent Annual Report on Form 10-K, as updated by Option Care Health’s Quarterly Reports on Form 10-Q and future filings with the SEC.

Any forward-looking statement made in this communication is based only on information currently available to Option Care Health and speaks only as of the date on which it is made. Option Care Health undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. You are cautioned not to rely on Option Care Health’s forward-looking statements.

Investor & Analyst Email Templates

Hi XXXX - hope things are well. Wanted to reach out make sure you saw our announcement this morning. Option Care has entered into a definitive agreement to be acquired by CD&R, with key support from McKesson, in an all-cash transaction at $32.05 per share (or $5.8B).

Please see our press release for additional details News Releases | Investor Relations | Option Care Health, Inc. . As we mention in the release, we believe this transaction represents a great outcome for Option Care, our employees, patients, partners and stockholders.

We would like to briefly discuss this transaction with you and the team.

Hi XXXX - hope things are well. Wanted to reach out make sure you saw our announcement this morning. Option Care has entered into a definitive agreement to be acquired by CD&R, with key support from McKesson, in an all-cash transaction at $32.05 per share (or $5.8B).

Please see our press release for additional details News Releases | Investor Relations | Option Care Health, Inc. . As we mention in the release, we believe this transaction represents a great outcome for Option Care, our employees, patients, partners and stockholders.

Let us know if you would like to connect to discuss this announcement. We would be happy to arrange a call at your convenience.

Hi XXXX - hope things are well and we appreciate the reach out. Thanks for the questions and please see our press release for additional details News Releases | Investor Relations | Option Care Health, Inc. . As we mention in the release, we believe this transaction represents a great outcome for Option Care, our employees, patients, partners and stockholders.

Let me know if you would like to connect to discuss this announcement. Thank you for your support.

Hi XXX. Thanks for reaching out and hope things are well. Unfortunately, I am unable to answer your questions as we are very limited in what we can discuss about the transaction. Please see our press release News Releases | Investor Relations | Option Care Health, Inc. and SEC filings for our current public disclosures and additional details in relation to our announcement.

Thank you for understanding.

Additional Information and Where to Find It

In connection with the proposed acquisition and related transactions (collectively, the “proposed transaction”) involving Option Care Health, Inc. (“Option Care Health”) and affiliates of Clayton, Dubilier & Rice, LLC and McKesson Corporation (collectively, the “Investor Group”), Option Care Health will file a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). Option Care Health plans to mail a definitive proxy statement (the “Proxy Statement”) to Option Care Health’s stockholders.

OPTION CARE HEALTH’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders will be able to obtain a free copy of the Proxy Statement (when available) as well as other documents filed by Option Care Health with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Option Care Health will be available free of charge on Option Care Health’s internet website at investors.optioncarehealth.com or by contacting Option Care Health’s investor relations department at investor.relations@optioncare.com.

Certain Information Regarding Participants in the Solicitation

Option Care Health and its directors and executive officers may be considered participants in the solicitation of proxies from Option Care Health’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of Option Care Health is set forth in its proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 8, 2026 (the “Annual Meeting Proxy Statement”). To the extent the holdings of Option Care Health’s securities by its directors or executive officers have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Forms 3, 4 and 5 filed with the SEC.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, in the proposed transaction will be contained in the proxy statement that Option Care Health expects to file and in other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include statements regarding the proposed transaction, stockholder approval and the expected benefits of and timeline for completing the proposed transaction.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s beliefs, expectations and assumptions at the time that these statements were prepared. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Option Care Health’s control. Option Care Health’s actual results and financial condition may differ materially from those indicated in the forward-looking statements as a result of various factors. These factors include, but are not limited to: (1) the termination of or occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring Option Care Health to pay a termination fee pursuant to the merger agreement, or the inability to complete the proposed transaction on the anticipated terms and timetable, (2) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of Option Care Health or to satisfy any other condition to closing in a timely manner or at all, or the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated, (3) costs related to the proposed transaction, including from potential litigation relating to the proposed transaction, (4) the risk that restrictions on the operation of Option Care Health’s business during the pendency of the proposed transaction may impact Option Care Health’s ability to pursue certain business opportunities or strategic transactions or undertake certain actions Option Care Health might otherwise have taken, (5) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Option Care Health’s common stock, credit ratings or operating results, (6) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Option Care Health to retain and hire key personnel, retain customers and maintain relationships with business partners, suppliers and customers and (7) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. Additional information concerning risks, uncertainties and assumptions can be found in Option Care Health’s filings with the SEC, including the risk factors discussed in Option Care Health’s most recent Annual Report on Form 10-K, as updated by Option Care Health’s Quarterly Reports on Form 10-Q and future filings with the SEC.

Any forward-looking statement made in this communication is based only on information currently available to Option Care Health and speaks only as of the date on which it is made. Option Care Health undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. You are cautioned not to rely on Option Care Health’s forward-looking statements.

Business Partner, Healthcare Partner and Customer Email Template

[NAME],

For more than 45 years, Option Care Health has helped transform the way infusion therapy is delivered to patients. Today, we are taking the next step in our journey. We announced in this press release that we have entered into an agreement to be acquired by CD&R and McKesson.

This transaction positions us well for our next chapter of growth. We will continue to enhance our platform and deepen our partnerships with all of our stakeholders, and this transaction will empower us to continue to invest strategically and accelerate our pace of deploying advanced technology to improve clinical outcomes and reduce the total cost of care. While it will mark a change from public to private ownership, it does not change our strategy. Together with our new partners, we will continue to invest in our people, processes and technology while staying focused on providing extraordinary care for our patients.

As we continue to advance home and alternate-site infusion therapy and shape the future of healthcare for our patients, we expect to expand our services, offerings and capabilities to serve more patients. We are committed to ensuring high-quality and high-value services to patients and other key stakeholders.

The transaction is expected to close in the first half of calendar year 2027, subject to customary closing conditions, including approval by Option Care Health stockholders and the receipt of required regulatory approvals. Until then, it is business as usual and we look forward to continuing to partner together. There are no immediate changes to the services or offerings we provide, and we remain committed to working together to help patients and their families achieve better outcomes.

Please do not hesitate to contact me with any questions you may have. Thank you for your continued support.

[NAME, TITLE]

Additional Information and Where to Find It

In connection with the proposed acquisition and related transactions (collectively, the “proposed transaction”) involving Option Care Health, Inc. (“Option Care Health”) and affiliates of Clayton, Dubilier & Rice, LLC and McKesson Corporation (collectively, the “Investor Group”), Option Care Health will file a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). Option Care Health plans to mail a definitive proxy statement (the “Proxy Statement”) to Option Care Health’s stockholders.

OPTION CARE HEALTH’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders will be able to obtain a free copy of the Proxy Statement (when available) as well as other documents filed by Option Care Health with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Option Care Health will be available free of charge on Option Care Health’s internet website at investors.optioncarehealth.com or by contacting Option Care Health’s investor relations department at investor.relations@optioncare.com.

Certain Information Regarding Participants in the Solicitation

Option Care Health and its directors and executive officers may be considered participants in the solicitation of proxies from Option Care Health’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of Option Care Health is set forth in its proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 8, 2026 (the “Annual Meeting Proxy Statement”). To the extent the holdings of Option Care Health’s securities by its directors or executive officers have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Forms 3, 4 and 5 filed with the SEC.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, in the proposed transaction will be contained in the proxy statement that Option Care Health expects to file and in other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include statements regarding the proposed transaction, stockholder approval and the expected benefits of and timeline for completing the proposed transaction.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s beliefs, expectations and assumptions at the time that these statements were prepared. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Option Care Health’s control. Option Care Health’s actual results and financial condition may differ materially from those indicated in the forward-looking statements as a result of various factors. These factors include, but are not limited to: (1) the termination of or occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring Option Care Health to pay a termination fee pursuant to the merger agreement, or the inability to complete the proposed transaction on the anticipated terms and timetable, (2) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of Option Care Health or to satisfy any other condition to closing in a timely manner or at all, or the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated, (3) costs related to the proposed transaction, including from potential litigation relating to the proposed transaction, (4) the risk that restrictions on the operation of Option Care Health’s business during the pendency of the proposed transaction may impact Option Care Health’s ability to pursue certain business opportunities or strategic transactions or undertake certain actions Option Care Health might otherwise have taken, (5) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Option Care Health’s common stock, credit ratings or operating results, (6) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Option Care Health to retain and hire key personnel, retain customers and maintain relationships with business partners, suppliers and customers and (7) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. Additional information concerning risks, uncertainties and assumptions can be found in Option Care Health’s filings with the SEC, including the risk factors discussed in Option Care Health’s most recent Annual Report on Form 10-K, as updated by Option Care Health’s Quarterly Reports on Form 10-Q and future filings with the SEC.

Any forward-looking statement made in this communication is based only on information currently available to Option Care Health and speaks only as of the date on which it is made. Option Care Health undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. You are cautioned not to rely on Option Care Health’s forward-looking statements.

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Additional Information and Where to Find It

In connection with the proposed acquisition and related transactions (collectively, the “proposed transaction”) involving Option Care Health, Inc. (“Option Care Health”) and affiliates of Clayton, Dubilier & Rice, LLC and McKesson Corporation (collectively, the “Investor Group”), Option Care Health will file a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). Option Care Health plans to mail a definitive proxy statement (the “Proxy Statement”) to Option Care Health’s stockholders.

OPTION CARE HEALTH’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders will be able to obtain a free copy of the Proxy Statement (when available) as well as other documents filed by Option Care Health with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Option Care Health will be available free of charge on Option Care Health’s internet website at investors.optioncarehealth.com or by contacting Option Care Health’s investor relations department at investor.relations@optioncare.com.

Certain Information Regarding Participants in the Solicitation

Option Care Health and its directors and executive officers may be considered participants in the solicitation of proxies from Option Care Health’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of Option Care Health is set forth in its proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 8, 2026 (the “Annual Meeting Proxy Statement”). To the extent the holdings of Option Care Health’s securities by its directors or executive officers have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Forms 3, 4 and 5 filed with the SEC.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, in the proposed transaction will be contained in the proxy statement that Option Care Health expects to file and in other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include statements regarding the proposed transaction, stockholder approval and the expected benefits of and timeline for completing the proposed transaction.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s beliefs, expectations and assumptions at the time that these statements were prepared. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Option Care Health’s control. Option Care Health’s actual results and financial condition may differ materially from those indicated in the forward-looking statements as a result of various factors. These factors include, but are not limited to: (1) the termination of or occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring Option Care Health to pay a termination fee pursuant to the merger agreement, or the inability to complete the proposed transaction on the anticipated terms and timetable, (2) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of Option Care Health or to satisfy any other condition to closing in a timely manner or at all, or the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated, (3) costs related to the proposed transaction, including from potential litigation relating to the proposed transaction, (4) the risk that restrictions on the operation of Option Care Health’s business during the pendency of the proposed transaction may impact Option Care Health’s ability to pursue certain business opportunities or strategic transactions or undertake certain actions Option Care Health might otherwise have taken, (5) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Option Care Health’s common stock, credit ratings or operating results, (6) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Option Care Health to retain and hire key personnel, retain customers and maintain relationships with business partners, suppliers and customers and (7) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. Additional information concerning risks, uncertainties and assumptions can be found in Option Care Health’s filings with the SEC, including the risk factors discussed in Option Care Health’s most recent Annual Report on Form 10-K, as updated by Option Care Health’s Quarterly Reports on Form 10-Q and future filings with the SEC.

Any forward-looking statement made in this communication is based only on information currently available to Option Care Health and speaks only as of the date on which it is made. Option Care Health undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. You are cautioned not to rely on Option Care Health’s forward-looking statements.